Intangible assets	12 Months Ended
Dec. 31, 2024
Text block 1 [Abstract]
Intangible assets
24 Intangible assets

	Goodwill	Future servicing rights	Software	Other	Total

Net book value

On January 1, 2024	291	131	48	33	504

Additions	-	2	12	1	15

Amortization through income statement	-	(14)	(11)	(5)	(30)

Acquisitions through business combinations	23	-	-	40	63

Other movements	13	-	-	(13)	-

Net exchange differences	19	1	1	2	23

On December 31, 2024	345	120	51	58	575

Gross carrying value	473	311	85	98	967

Accumulated amortization, depreciation and impairment losses	(128)	(191)	(34)	(40)	(393)

Net book value 2024	345	120	51	58	575

Net book value

On January 1, 2023	316	59	21	25	420

Additions	-	122	41	3	166

Amortization through income statement	-	(11)	(8)	(2)	(21)

Acquisitions through business combinations	-	-	-	10	10

Disposals	-	-	(3)	-	(3)

Disposal of a business	(18)	(38)	(2)	-	(58)

Other movements	-	-	(1)	(2)	(3)

Net exchange differences	(6)	-	-	-	(7)

On December 31, 2023	291	131	48	33	504

Gross carrying value	411	298	71	56	835

Accumulated amortization, depreciation and impairment losses	(120)	(166)	(23)	(23)	(331)

Net book value 2023	291	131	48	33	504

Notes to the consolidated financial statements Note 2 4

Amortization and depreciation through income statement is included in note
13 Other operating expenses
. None of the intangible assets have titles that are restricted or have been pledged as security for liabilities.
With the exception of goodwill, all intangible assets within Americas have a finite useful life and are amortized accordingly. Future servicing rights are amortized over the term of the related insurance contracts, which can vary significantly depending on the maturity of the acquired portfolio and ranges between 10 to 30 years. As at December 31, 2024 11 years remain (2023: 12 years). Software is generally depreciated over an average period of three to five years (no changes compared to 2023).
Goodwill
The economic assumptions used in all the calculations are based on observable market data and projections of future trends. All the cash-generating units tested showed that the recoverable amount was higher than their carrying values, including goodwill. A reasonably possible change in any key assumption is not expected to cause the carrying value of the cash-generating units to exceed its recoverable amount.
The goodwill balance has been allocated across the cash-generating units which that are expected to benefit from the synergies inherent in the goodwill. Goodwill is tested for impairment both annually and when there are specific indicators of a potential impairment. The recoverable amount is the higher of the value in use and fair value less costs of disposal for a cash-generating unit. The operating assumptions used in all the calculations are best estimate assumptions and based on historical data where available.
A summary of the cash-generating units to which the goodwill is allocated is as follows:

	2024	2023

Americas	215	201

United Kingdom	81	56

Asset Management	49	34

On December 31	345	291
Within Americas, Transamerica’s goodwill is allocated to groups of cash-generating units, including variable annuities, fixed annuities, and the retirement plans and single premium group annuities (SPGA) cash-generating units. Transamerica uses the value in use concept to determine the recoverable amount and it is calculated annually in the fourth quarter. Transamerica reviewed the recoverable amount of the retirement plans and SPGA cash-generating units under the Economic Available Capital (EAC) approach. This approach measures the difference between the market value of assets assigned to a block of business and the market value of liabilities. The EAC is reflective of market conditions where a pre-tax
benchmark discount rate ranged from approximately 4.56% to 3.32% from the one-month
to
30-year
tenors.
Transamerica reviewed the recoverable amount of the annuities cash-generating units under the Contractual Service Margin (CSM) approach. The CSM is a component of the asset or liability for the group of insurance contracts that represents the unearned profit the entity will recognize as it provides services in the future. Based on the value in use tests, Transamerica’s goodwill for the group of annuities cash-generating units (2024: EUR 137 million; 2023: EUR 129 million) remains unchanged from the prior period except for the impact of currency translation adjustments. Transamerica’s goodwill for the retirement plans and SPGA cash-generating units (2024: EUR 77 million; 2023: EUR 72 million) remains unchanged from the prior period except for the impact of currency translation adjustments.
In the United Kingdom, the cash-generating unit for the Cofunds goodwill impairment assessment is Aegon UK. For the new Nationwide (Origen) goodwill the cash-generating unit is the Aegon Investment Holdings Limited Group.
For the Cofunds goodwill, the value in use of Scottish Equitable plc is the most material part of the Aegon UK value in use calculation. The value in use of SE plc was determined using SE plc’s Solvency II own funds value with adjustments for contract boundaries, and risk margin. An allowance has also been made for the present value of profits from expected new business in the next four years. A key variable is the present value of profits from expected new business in the next four years, which, if this does not arise would reduce the value in use by EUR 108 million, however there would still be over EUR 1,450 million headroom.
For Nationwide (Origen) goodwill, this relies on the underlying value in use calculation for Aegon Investment Holdings Limited Group’s subsidiary companies (principally Origen Financial Services limited (OFSL), Aegon Investment Solutions Limited (AISL) and Aegon Investments Limited(AIL)). The value in use calculation uses a standard model. The headroom at year end was EUR 193 million.

Future servicing rights
Reflects mainly Aegon Asset Management mandates added in 2023. These rights have a remaining amortization period of 8.5 years and a carrying amount of EUR 104 million on December 31, 2024 (2023: EUR 116 million).